Exhibit 24.1

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for her and in her name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Melissa M. Arnoldi
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for her and in her name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Charlene T. Begley
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Essa Kazim
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Thomas A. Kloet
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for her and in her name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Kathryn A. Koch
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Holden Spaht
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Michael R. Splinter
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Johan Torgeby
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for her and in her name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Toni Townes-Whitley
            Signature

Exhibit 24.1
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Jeffery W. Yabuki
            Signature

Exhibit 24.1

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K
NASDAQ, INC.

    Know all persons by these presents, that the undersigned, a director of Nasdaq, Inc., a Delaware corporation, hereby constitutes and appoints John A. Zecca and Erika Moore, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

    (1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of Nasdaq, Inc. for the fiscal year ended December 31, 2024, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

    (3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

    The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2025.

            /s/ Alfred W. Zollar
            Signature